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                               UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                          Washington D.C.  20549


                                 FORM 8-K


                              CURRENT REPORT
  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported): March 23, 2000


                          TRIMAINE HOLDINGS, INC.
           (Exact name of Registrant as specified in its charter)


                                Washington
                         (State of Incorporation)


        000-26354                                 91-1636980
  (Commission File Number)            (I.R.S. Employer Identification No.)


Suite 1620, 400 Burrard Street, Vancouver, British Columbia,Canada V6C 3A6
       (Address of principal executive offices, including zip code)


                              (604) 683-5767
           (Registrant's telephone number, including area code)

                         Logan International Corp.
       (Former name or former address, if changed since last report.)

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ITEM 5.     OTHER EVENTS.

On March 23, 2000, Logan International Corp. (the "Company") filed Articles of Amendment with the Secretary of State for the State of Washington, amending Article I of the Company's Articles of Incorporation by changing the Company's name to "TriMaine Holdings, Inc". The Company's Board of Directors approved the name change on March 1, 2000 by written consent. Pursuant to the laws of the State of Washington, no shareholder action was required to authorize the Company's name change.


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                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Registrant:     TRIMAINE HOLDINGS, INC.
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By:             /s/ Rene Randall
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Date:           March 29, 2000
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